Exhibit 99.1

For Immediate Release

Contact:	Ken Bond Oracle Investor Relations 1.650.607.0349 ken.bond@oracle.com	Deborah Hellinger Oracle Corporate Communications 1.212.508.7935 deborah.hellinger@oracle.com

ORACLE REPORTS Q1 GAAP EPS UP 34% TO 36 CENTS; Q1 NON-GAAP EPS UP 14% TO 48 CENTS

Q1 Software New License Sales Up 17%, Twelve Month Operating Cash Flow Up 46% to $12.8 Billion

REDWOOD SHORES, Calif., Sept. 20, 2011 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2012 Q1 GAAP total revenues were up 12% to $8.4 billion, while non-GAAP total revenues were up 11% to $8.4 billion. Both GAAP and non-GAAP new software license revenues were up 17% to $1.5 billion. GAAP software license updates and product support revenues were up 17% to $4.0 billion, while non-GAAP software license updates and product support revenues were up 16% to $4.0 billion. Both GAAP and non-GAAP hardware systems products revenues were down 5% to $1.0 billion. GAAP operating income was up 40% to $2.7 billion, and GAAP operating margin was 32%. Non-GAAP operating income was up 21% to $3.6 billion, and non-GAAP operating margin was 42%. GAAP net income was up 36% to $1.8 billion, while non-GAAP net income was up 16% to $2.5 billion. GAAP earnings per share were $0.36, up 34% compared to last year while non-GAAP earnings per share were up 14% to $0.48. GAAP operating cash flow on a trailing twelve month basis was $12.8 billion, up 46% from last year.

“New software license sales grew 17%,” said Oracle President and CFO, Safra Catz. “This strong organic growth coupled with disciplined business management enabled yet another increase in our operating margin in Q1. Operating cash flow increased this quarter to $5.4 billion, up $1.6 billion from $3.8 billion in Q1 of last year.”

“Our high-end server business — Exadata, Exalogic, and SPARC M-Series – delivered solid double digit revenue growth in Q1,” said Oracle President, Mark Hurd. “In contrast, revenue declined in our low-end server business. By moving away from low-margin commodity hardware and focusing on high-end servers, we increased our hardware gross margins from 48% to 54%. Our strategy to grow the profitable parts of our hardware business is paying off.”

“Next week Oracle will announce a new high-performance SPARC microprocessor, and a new high-end server called a SPARC SuperCluster,” said Oracle CEO, Larry Ellison. “The new SPARC T4 microprocessor is up to 5 times faster than the T3 microprocessor it replaces. The new SuperCluster is engineered to use the SPARC T4 microprocessor and the Exadata flash and disk storage system to deliver extreme record-breaking performance.”

In addition, Oracle also announced that its Board of Directors declared a quarterly cash dividend of $0.06 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on October 12, 2011, with a payment date of November 2, 2011.

Q1 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (913) 312-0945 or (877) 612-6725, Passcode: 667571. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. A replay of the conference call will also be available by dialing (719) 457-0820 or (888) 203-1112, Passcode: 1434269.

About Oracle

Oracle (NASDAQ: ORCL) is the world’s most complete, open, and integrated business software and hardware systems company. For more information about Oracle, please visit http://www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent recession and global economic crisis and the current situation in Japan caused by the recent earthquake and resulting tsunami, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this business. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses, risks relating to compliance with international and U.S. laws that apply to our international operations and risks to the sales of our products and services and supply chain operations caused by the recent earthquake and tsunami in Japan. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of September 20, 2011. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q1 FISCAL 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase		% Increase (Decrease)
	2011	% of Revenues		2010	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$1,498	18%		$1,286	17%		17%		11%
Software license updates and product support	4,022	48%		3,450	46%		17%		10%

Software Revenues	5,520	66%		4,736	63%		17%		11%

Hardware systems products	1,029	12%		1,079	15%		(5%	)	(11%	)
Hardware systems support	645	8%		619	8%		4%		(3%	)

Hardware Systems Revenues	1,674	20%		1,698	23%		(1%	)	(8%	)

Services	1,180	14%		1,068	14%		10%		5%

Total Revenues	8,374	100%		7,502	100%		12%		5%

OPERATING EXPENSES
Sales and marketing	1,630	19%		1,333	18%		22%		16%
Software license updates and product support	297	4%		308	4%		(4%	)	(6%	)
Hardware systems products	472	6%		557	7%		(15%	)	(19%	)
Hardware systems support	283	3%		301	4%		(6%	)	(11%	)
Services	936	11%		896	12%		5%		(1%	)
Research and development	1,050	13%		1,103	15%		(5%	)	(6%	)
General and administrative	311	4%		272	4%		14%		10%
Amortization of intangible assets	592	7%		603	8%		(2%	)	(2%	)
Acquisition related and other	19	0%		83	1%		(77%	)	(78%	)
Restructuring	101	1%		129	1%		(21%	)	(28%	)

Total Operating Expenses	5,691	68%		5,585	74%		2%		(2%	)

OPERATING INCOME	2,683	32%		1,917	26%		40%		26%
Interest expense	(192)	(2%	)	(196)	(3%	)	(2%	)	(2%	)
Non-operating income (expense), net	(20)	0%		74	1%		(127%	)	(126%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	2,471	30%		1,795	24%		38%		23%

Provision for income taxes	631	8%		443	6%		43%		27%

NET INCOME	$1,840	22%		$ 1,352	18%		36%		21%

EARNINGS PER SHARE:
Basic	$0.36			$ 0.27
Diluted	$0.36			$ 0.27
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,062			5,026
Diluted	5,150			5,083
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended August 31, 2011 compared with the corresponding prior year period increased our revenues by 7 percentage points, operating expenses by 4 percentage points and operating income by 14 percentage points.

ORACLE CORPORATION

Q1 FISCAL 2012 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2011 GAAP	Adj.	2011 Non-GAAP	2010 GAAP	Adj.	2010 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4)	$8,374	$24	$8,398	$7,502	$86	$7,588	12%		11%		5%		5%
TOTAL SOFTWARE REVENUES (3)	$5,520	$13	$5,533	$4,736	$25	$4,761	17%		16%		11%		10%
New software licenses	1,498	—	1,498	1,286	—	1,286	17%		17%		11%		11%
Software license updates and product support (3)	4,022	13	4,035	3,450	25	3,475	17%		16%		10%		10%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,674	$11	$1,685	$1,698	$61	$1,759	(1%	)	(4%	)	(8%	)	(10%	)
Hardware systems products	1,029	—	1,029	1,079	—	1,079	(5%	)	(5%	)	(11%	)	(11%	)
Hardware systems support (4)	645	11	656	619	61	680	4%		(4%	)	(3%	)	(10%	)
TOTAL OPERATING EXPENSES	$5,691	$(859)	$4,832	$5,585	$(944)	$4,641	2%		4%		(2%	)	0%
Stock-based compensation (5)	147	(147)	—	129	(129)	—	14%		*		14%		*
Amortization of intangible assets (6)	592	(592)	—	603	(603)	—	(2%	)	*		(2%	)	*
Acquisition related and other	19	(19)	—	83	(83)	—	(77%	)	*		(78%	)	*
Restructuring	101	(101)	—	129	(129)	—	(21%	)	*		(28%	)	*
OPERATING INCOME	$2,683	$883	$3,566	$1,917	$1,030	$2,947	40%		21%		26%		12%

OPERATING MARGIN %	32%		42%	26%		39%	649 bp.		362 bp.		512 bp.		282 bp.

INCOME TAX EFFECTS (7)	$631	$258	$889	$443	$253	$696	43%		28%		27%		18%

NET INCOME	$1,840	$625	$2,465	$1,352	$777	$2,129	36%		16%		21%		7%

DILUTED EARNINGS PER SHARE	$0.36		$0.48	$0.27		$0.42	34%		14%		20%		5%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,150	—	5,150	5,083	—	5,083	1%		1%		1%		1%
(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of August 31, 2011, approximately $19 million, $9 million and $2 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2012, fiscal 2013 and fiscal 2014, respectively, due to business combination accounting rules.

(4)	As of August 31, 2011, approximately $19 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended August 31, 2011			Three Months Ended August 31, 2010
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$26	$(26)	$—	$23	$(23)	$—
Software license updates and product support	4	(4)	—	5	(5)	—
Hardware systems products	1	(1)	—	1	(1)	—
Hardware systems support	1	(1)	—	1	(1)	—
Services	4	(4)	—	4	(4)	—
Research and development	71	(71)	—	59	(59)	—
General and administrative	40	(40)	—	36	(36)	—

Subtotal	147	(147)	—	129	(129)	—

Acquisition related and other	1	(1)	—	1	(1)	—

Total stock-based compensation	$148	$(148)	$—	$130	$(130)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of August 31, 2011 was as follows:

Remainder of Fiscal 2012	$1,737
Fiscal 2013	1,967
Fiscal 2014	1,619
Fiscal 2015	1,220
Fiscal 2016	717
Fiscal 2017	176
Thereafter	176

Total intangible assets subject to amortization	7,612
In-process research and development	50

Total intangible assets, net	$7,662

(7)	Income tax effects for the first quarter of fiscal 2012 were calculated reflecting an effective GAAP tax rate of 25.6% and an effective non-GAAP tax rate of 26.5%. The differences between our GAAP and non-GAAP tax rates in the first quarter of fiscal 2012 were primarily due to income tax effects related to our acquired tax exposures and the differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses. Income tax effects for the first quarter of fiscal 2011 were calculated reflecting an effective GAAP and non-GAAP tax rate of 24.7%.

*	Not meaningful

ORACLE CORPORATION

Q1 FISCAL 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	August 31, 2011	May 31, 2011
ASSETS
Current Assets:
Cash and cash equivalents	$13,162	$16,163
Marketable securities	18,498	12,685
Trade receivables, net	4,194	6,628
Inventories	259	303
Deferred tax assets	1,262	1,189
Prepaid expenses and other current assets	1,831	2,206

Total Current Assets	39,206	39,174

Non-Current Assets:
Property, plant and equipment, net	2,930	2,857
Intangible assets, net	7,662	7,860
Goodwill	21,831	21,553
Deferred tax assets	1,152	1,076
Other assets	1,078	1,015

Total Non-Current Assets	34,653	34,361

TOTAL ASSETS	$73,859	$73,535

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$—	$1,150
Accounts payable	614	701
Accrued compensation and related benefits	1,553	2,320
Deferred revenues	7,925	6,802
Other current liabilities	2,964	3,219

Total Current Liabilities	13,056	14,192

Non-Current Liabilities:
Notes payable and other non-current borrowings	14,789	14,772
Income taxes payable	3,281	3,169
Other non-current liabilities	1,494	1,157

Total Non-Current Liabilities	19,564	19,098

Equity	41,239	40,245

TOTAL LIABILITIES AND EQUITY	$73,859	$73,535

ORACLE CORPORATION

Q1 FISCAL 2012 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three Months Ended August 31,
	2011	2010

Cash Flows From Operating Activities:
Net income	$1,840	$1,352
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	117	99
Amortization of intangible assets	592	603
Deferred income taxes	(116)	(15)
Stock-based compensation	148	130
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	39	24
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(24)	(10)
Other, net	27	26
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	2,483	1,942
Decrease in inventories	57	11
Decrease in prepaid expenses and other assets	469	348
Decrease in accounts payable and other liabilities	(1,374)	(898)
Increase (decrease) in income taxes payable	159	(529)
Increase in deferred revenues	1,004	734

Net cash provided by operating activities	5,421	3,817

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(12,588)	(7,650)
Proceeds from maturities and sales of marketable securities and other investments	6,768	4,684
Acquisitions, net of cash acquired	(343)	(832)
Capital expenditures	(160)	(118)

Net cash used for investing activities	(6,323)	(3,916)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(800)	(249)
Proceeds from issuances of common stock	182	169
Payments of dividends to stockholders	(304)	(251)
Proceeds from borrowings, net of issuance costs	—	3,204
Repayments of borrowings	(1,150)	(885)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	24	10
Distributions to noncontrolling interests	(163)	(38)

Net cash (used for) provided by financing activities	(2,211)	1,960

Effect of exchange rate changes on cash and cash equivalents	112	243

Net (decrease) increase in cash and cash equivalents	(3,001)	2,104

Cash and cash equivalents at beginning of period	16,163	9,914

Cash and cash equivalents at end of period	$13,162	$12,018

ORACLE CORPORATION

Q1 FISCAL 2012 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	$000,000	$000,000	$000,000	$000,000	$000,000	$000,000	$000,000	$000,000
	Fiscal 2011				Fiscal 2012
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$8,760	$9,053	$9,948	$11,214	$12,818

Capital Expenditures (2)	(293)	(369)	(441)	(450)	(492)

Free Cash Flow	$8,467	$8,684	$9,507	$10,764	$12,326

% Growth over prior year	0%	3%	19%	27%	46%
GAAP Net Income	$6,363	$6,776	$7,701	$8,547	$9,035

Free Cash Flow as a % of Net Income	133%	128%	123%	126%	136%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q1 FISCAL 2012 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2011						Fiscal 2012
	Q1	Q2	Q3	Q4		TOTAL	Q1		Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$1,286	$1,999	$2,214	$3,736		$9,235	$1,498					$1,498
Software license updates and product support	3,450	3,645	3,740	3,961		14,796	4,022					4,022

Software Revenues	4,736	5,644	5,954	7,697		24,031	5,520					5,520
Hardware systems products	1,079	1,112	1,035	1,157		4,382	1,029					1,029
Hardware systems support	619	641	629	673		2,562	645					645

Hardware Systems Revenues	1,698	1,753	1,664	1,830		6,944	1,674					1,674
Services Revenues	1,068	1,185	1,146	1,248		4,647	1,180					1,180

Total Revenues	$7,502	$8,582	$8,764	$10,775		$35,622	$8,374					$8,374

AS REPORTED REVENUE GROWTH RATES
New software licenses	25%	21%	29%	19%		23%	17%					17%
Software license updates and product support	11%	12%	13%	15%		13%	17%					17%
Software Revenues	14%	15%	19%	17%		17%	17%					17%
Hardware systems products	*	*	279%	(6%	)	191%	(5%	)				(5%	)
Hardware systems support	*	*	239%	12%		227%	4%					4%
Hardware Systems Revenues	*	*	263%	0%		203%	(1%	)				(1%	)
Services Revenues	18%	24%	23%	13%		19%	10%					10%
Total Revenues	48%	47%	37%	13%		33%	12%					12%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	25%	23%	27%	12%		19%	11%					11%
Software license updates and product support	12%	13%	12%	10%		12%	10%					10%
Software Revenues	15%	17%	17%	11%		15%	11%					11%
Hardware systems products	*	*	274%	(11%	)	184%	(11%	)				(11%	)
Hardware systems support	*	*	234%	6%		218%	(3%	)				(3%	)
Hardware Systems Revenues	*	*	258%	(5%	)	195%	(8%	)				(8%	)
Services Revenues	18%	25%	21%	7%		17%	5%					5%
Total Revenues	49%	48%	35%	7%		30%	5%					5%
GEOGRAPHIC REVENUES

REVENUES
Americas	$3,904	$4,452	$4,509	$5,487		$18,352	$4,226					$4,226
Europe, Middle East & Africa	2,381	2,738	2,815	3,564		11,497	2,704					2,704
Asia Pacific	1,217	1,392	1,440	1,724		5,773	1,444					1,444

Total Revenues	$7,502	$8,582	$8,764	$10,775		$35,622	$8,374					$8,374

HEADCOUNT

GEOGRAPHIC AREA
Americas	44,494	44,815	45,825	45,887			46,338
Europe, Middle East & Africa	22,886	22,690	22,705	22,394			22,210
Asia Pacific	37,856	38,225	39,340	40,148			40,840

Total Company	105,236	105,730	107,870	108,429			109,388

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011 and 2010 for the fiscal 2012 and fiscal 2011 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

ORACLE CORPORATION

Q1 FISCAL 2012 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2011					Fiscal 2012
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

SOFTWARE REVENUES
DATABASE & MIDDLEWARE REVENUES
New software licenses	$937	$1,420	$1,575	$2,694	$6,626	$1,070				$1,070
Software license updates and product support	2,316	2,443	2,523	2,663	9,945	2,710				2,710

Database and Middleware Revenues	$3,253	$3,863	$4,098	$5,357	$16,571	$3,780				$3,780

AS REPORTED GROWTH RATES
New software licenses	32%	21%	27%	18%	23%	14%				14%
Software license updates and product support	12%	15%	15%	15%	14%	17%				17%
Database and Middleware Revenues	17%	17%	19%	17%	18%	16%				16%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	32%	23%	26%	10%	19%	8%				8%
Software license updates and product support	13%	16%	14%	10%	13%	12%				12%
Database and Middleware Revenues	18%	18%	18%	10%	15%	11%				11%

APPLICATIONS REVENUES
New software licenses	$349	$579	$639	$1,042	$2,609	$428				$428
Software license updates and product support	1,134	1,202	1,217	1,298	4,851	1,312				1,312

Applications Revenues	$1,483	$1,781	$1,856	$2,340	$7,460	$1,740				$1,740

AS REPORTED GROWTH RATES
New software licenses	10%	21%	34%	22%	23%	23%				23%
Software license updates and product support	8%	8%	10%	16%	10%	16%				16%
Applications Revenues	8%	12%	17%	18%	14%	17%				17%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	10%	22%	31%	16%	20%	19%				19%
Software license updates and product support	9%	9%	9%	10%	9%	7%				7%
Applications Revenues	9%	13%	16%	12%	13%	10%				10%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011 and 2010 for the fiscal 2012 and fiscal 2011 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q1 FISCAL 2012 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE AND HARDWARE SYSTEMS PRODUCTS REVENUES ANALYSIS (1)

($ in millions)

	$00,000		$00,000		$00,000	$00,000		$00,000	$00,000		$00,000	$00,000	$00,000	$00,000
	Fiscal 2011								Fiscal 2012
	Q1		Q2		Q3	Q4		TOTAL	Q1		Q2	Q3	Q4	TOTAL
AMERICAS

Database & Middleware	$446		$671		$755	$1,284		$3,155	$478					$478
Applications	212		359		355	580		1,507	249					249

New Software License Revenues	$658		$1,030		$1,110	$1,864		$4,662	$727					$727

Hardware Systems Products Revenues	$543		$602		$506	$599		$2,248	$475					$475

AS REPORTED GROWTH RATES
Database & Middleware	44%		36%		40%	14%		28%	7%					7%
Applications	14%		26%		26%	20%		22%	18%					18%
New Software License Revenues	33%		32%		35%	16%		26%	10%					10%
Hardware Systems Products Revenues	*		*		287%	(3%	)	201%	(12%	)				(12%	)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	43%		36%		39%	12%		27%	6%					6%
Applications	14%		26%		24%	18%		20%	16%					16%
New Software License Revenues	32%		32%		34%	14%		24%	9%					9%
Hardware Systems Products Revenues	*		*		285%	(4%	)	199%	(13%	)				(13%	)

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$279		$426		$505	$925		$2,137	$322					$322
Applications	73		148		197	308		724	118					118

New Software License Revenues	$352		$574		$702	$1,233		$2,861	$440					$440

Hardware Systems Products Revenues	$338		$329		$330	$341		$1,337	$344					$344

AS REPORTED GROWTH RATES
Database & Middleware	25%		(1%	)	11%	23%		15%	15%					15%
Applications	(19%	)	23%		47%	18%		20%	63%					63%
New Software License Revenues	12%		5%		19%	22%		16%	25%					25%
Hardware Systems Products Revenues	*		*		246%	(13%	)	176%	2%					2%

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	32%		7%		12%	9%		12%	5%					5%
Applications	(16%	)	31%		46%	7%		16%	55%					55%
New Software License Revenues	18%		12%		20%	9%		13%	15%					15%
Hardware Systems Products Revenues	*		*		246%	(21%	)	165%	(11%	)				(11%	)

ASIA PACIFIC

Database & Middleware	$212		$323		$315	$485		$1,334	$270					$270
Applications	64		72		87	154		378	61					61

New Software License Revenues	$276		$395		$402	$639		$1,712	$331					$331

Hardware Systems Products Revenues	$198		$181		$199	$217		$797	$210					$210

AS REPORTED GROWTH RATES
Database & Middleware	19%		27%		28%	20%		23%	28%					28%
Applications	54%		(1%	)	45%	41%		33%	(4%	)				(4%	)
New Software License Revenues	26%		21%		32%	24%		25%	20%					20%
Hardware Systems Products Revenues	*		*		325%	(4%	)	191%	6%					6%

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	13%		22%		20%	8%		15%	15%					15%
Applications	47%		(5%	)	34%	27%		24%	(11%	)				(11%	)
New Software License Revenues	19%		16%		23%	12%		16%	9%					9%
Hardware Systems Products Revenues	*		*		295%	(13%	)	173%	(5%	)				(5%	)

TOTAL COMPANY

Database & Middleware	$937		$1,420		$1,575	$2,694		$6,626	$1,070					$1,070
Applications	349		579		639	1,042		2,609	428					428

New Software License Revenues	$1,286		$1,999		$2,214	$3,736		$9,235	$1,498					$1,498

Hardware Systems Products Revenues	$1,079		$1,112		$1,035	$1,157		$4,382	$1,029					$1,029

AS REPORTED GROWTH RATES
Database & Middleware	32%		21%		27%	18%		23%	14%					14%
Applications	10%		21%		34%	22%		23%	23%					23%
New Software License Revenues	25%		21%		29%	19%		23%	17%					17%
Hardware Systems Products Revenues	*		*		279%	(6%	)	191%	(5%	)				(5%	)

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	32%		23%		26%	10%		19%	8%					8%
Applications	10%		22%		31%	16%		20%	19%					19%
New Software License Revenues	25%		23%		27%	12%		19%	11%					11%
Hardware Systems Products Revenues	*		*		274%	(11%	)	184%	(11%	)				(11%	)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2011 and 2010 for the fiscal 2012 and fiscal 2011 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

APPENDIX A

ORACLE CORPORATION

Q1 FISCAL 2012 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these support contracts are typically one year in duration, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of support revenues on these assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these support revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new hardware systems support contracts; however, we cannot be certain that our customers will renew our software license updates and product support contracts or our hardware systems support contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and changes in fair value of contingent consideration payable, and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.